UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  January 11, 2007

ALDILA, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-21872	13-3645590
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

13450 Stowe Dr., Poway, California		92064
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (858) 513-1801

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant.

We have previously reported on a Form 8-K filed on November 29, 2006 (as amended on December 4, 2006) that our previous independent registered public accounting firm, Peterson & Co., LLP, had merged into the firm now known as Squar, Milner, Peterson, Miranda & Williamson, LLP (“Squar Milner Peterson”) of Newport Beach, California.  Both of the pre-merger firms, and the post merger firm, are registered with the Public Company Accounting Oversight Board (United States).

On January 11, 2007 our Audit Committee engaged Squar Milner Peterson as our independent registered public accounting firm to audit our financial statements for the period ended December 31, 2006.

Signatures

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALDILA, INC.

Dated:	January 11, 2007	By:	/s/ Robert J. Cierzan
Name: Robert J. Cierzan
Title: Vice President, Secretary
and Treasurer